UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

AMERICAN NATIONAL GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)

(515) 221-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	ANGpA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	ANGpB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 23, 2024, American National Group Inc., a Delaware corporation (“ANGI” or the “Company”), filed a Current Report on Form 8-K/A which, among other things, included as Exhibit 99.4 thereto unaudited condensed combined pro forma financial information of ANGI, giving effect to the merger (the “Post-Closing Merger”) of American National Group, LLC with and into American Equity Investment Life Holding Company (the predecessor of ANGI) (“AEL”), with AEL being the surviving entity, as of and for the three months ended March 31, 2024 and for the year ended December 31, 2023. This Current Report on Form 8-K is being filed to disclose certain unaudited condensed combined pro forma financial information of ANGI giving effect to the Post-Closing Merger for the six months ended June 30, 2024.

The pro forma financial information included as Exhibit 99.1 to this Current Report on Form 8-K has been presented for illustrative purposes only and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the Post-Closing Merger had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the Post-Closing Merger.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

99.1	Unaudited Condensed Combined Pro Forma Financial Information of ANGI for the six months ended June 30, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL GROUP INC.

Date: August 23, 2024	By:	/s/ Reza Syed
Reza Syed
Chief Financial Officer & Executive Vice President